____________, 2008

Lambert's Cove Holdings, LLC
817 West Peachtree, Suite 550
Atlanta, GA 30308

RE:	LAMBERT’S COVE ACQUISITION CORPORATION

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement (“Registration Statement”) of the initial public offering (“IPO”) of the securities of Lambert’s Cove Acquisition Corporation (the “Company”) and continuing until the earlier to occur of: (i) the consummation of a Business Combination (as described in the Registration Statement) and (iii) the date on which we determine to dissolve and liquidate our trust account as part of our plan of dissolution and liquidation pursuant to the Company’s Amended and Restated Certificate of Incorporation, Lambert’s Cove Acquisition Holdings LLC shall make available to the Company certain general and administrative services, including but not limited to receptionist, secretarial and general office services. In exchange therefore, the Company shall pay Lambert’s Cove Acquisition Holdings LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

LAMBERT’S COVE ACQUISITION CORPORATION

By:
Name:
Title:

Accepted and agreed:
LAMBERT’S COVE HOLDINGS, LLC

By:
Name:
Title: